
2004

TOWER AUTOMOTIVE

2002 & Fourth Quarter Earnings Review

February 14, 2003

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from the anticipated results as a consequence of certain risks and uncertainties, including but not limited to general economic conditions in the markets in which Tower Automotive operates, and other risks detailed from time to time in the company's Securities and Exchange Commission filings.

2002 and Fourth Quarter Highlights

- Achieved record sales in 2002
  - Annual sales of $2.8 Bn; 12% increase vs. 2001
  - 4Q02 sales of $682 MM; 7% increase vs. 4Q01
- Delivered improved EPS results
  - $0.98 2002 adjusted EPS, up from last year's $0.95
  - $0.18 4Q02 adjusted EPS, up from last year's $0.13
- Leverage reduced from 58% to 53% in 2002
- Completed $60MM share buy-back ($42MM in 4th quarter)
- Achieved $1.4Bn backlog

2002 Report Card

($MM, except per share amounts)

	2002	2001	Change
Revenue	2,754.5	2,467.4	+11.6%
Gross Profit	298.9	277.2	+7.8%
% Margin	*10.9%*	*11.2%*	*(0.3)% pts*
EBITDA	291.8	273.1	+6.8%
% Margin	*10.6%*	*11.1%*	*(0.5)% pts*
Operating Income (Adjusted)*	155.1	137.9	+12.5%
% Margin	*5.6%*	*5.6%*	*-% pts.*
EPS (Adjusted)*	$0.98	$0.95	+3.2%
Capital Expenditures	159.0	194.0	(18.0)%
% Sales	*5.8%*	*7.9%*	*(2.1)% pts*
Total Working Capital	(198.7)	(229.5)	+30.8
Operating Working Capital	(35.3)	(39.7)	+4.4

* Operating Income and EPS are adjusted for effect of SFAS 142 adoption, restructuring and asset impairment, and other items as defined in press release

TOWER AUTOMOTIVE

Upcoming New Programs

	Ford	NISSAN		VOLVO
Model	Freestyle/ FiveHundred	Full Size Pick-up & Sport Utilities	Cadillac SRX	P1 Models (S40/V40)
Location	Chicago, IL Mfg Campus	Canton, MS Mfg Campus	Lansing, MI Near GM Plant	Gent, Belgium Mfg Campus
Product	Body Structures	Frame	Powertrain Module	Body Structures
Factors	Build-to-print, high profile	Design influence, new location	Fills capacity on existing line	Volvo influence, build-to-print
Launch	2004	2003	2003	2003






TOWER AUTOMOTIVE

$1.4Bn Backlog Drives Diversification


2002 - $2.8Bn
2005 - $3.7Bn
10%
21%
38%
6%
25%
17%
10%
27%
12%
34%
Big 3 N.America:
Ford
DaimlerChrysler
General Motors
Transplants-N.America
Foreign

TOWER AUTOMOTIVE

Operating Performance – 4th qtr

($MM)

	4Q - 2002	4Q - 2001
Revenues	$ 681.6	$ 638.9
Less: Module revenues	(65.0)	(80.7)
Value-added revenues	616.6	558.1
Gross profit	70.3	57.2
Gross margin	*10.3%*	*9.0%*
Gross margin on value-add revenues	*11.4%*	*10.3%*
SG&A expenses	38.2	35.9
Amortization expense	1.0	6.4
Operating income	$ 31.1	$ 15.0
Operating margin	*4.6%*	*2.3%*
Operating margin on value-add, excl. amortization	*5.2%*	*3.8%*

TOWER AUTOMOTIVE

Operating Performance – cont'd

($MM, except per share amounts)

	4Q - 2002	4Q - 2001
Interest	$ 16.9	$ 14.8
Equity Earnings in JVs	4.1	5.0
Minority Interest	(4.1)	(4.1)
Restructuring & Impairment	(14.3)	383.7
Net Income (Adjusted)*	**$ 10.2**	**$ 6.5**
EPS (Adjusted)*	**$0.18**	**$0.13**
Capital Expenditures	$ 50.6	$ 46.4
Cash Flow from Operations	**111.8**	**99.6**

* Net Income and EPS are adjusted for effect of SFAS 142 adoption, restructuring and asset impairment, and other items as defined in press release

TOWER AUTOMOTIVE

Working Capital Reduction

($MM)

	12/31/02	12/31/01	12/31/00
	$MM	$MM	$MM
Accounts Receivable	$249	$217	$278
Days Receivables	33 days	32 days	40 days
Inventory	$133	$113	$132
Inventory Days	17 days	16 days	19 days
Accounts Payable	$(418)	$(369)	$(248)
Days Payable	61 days	61 days	42 days
Net	$(35)	$(39)	$162

TOWER AUTOMOTIVE

Free Cash Flow

($MM)

	2002	2003 E
Net Income (Adjusted)	$ 57	
Depreciation and Amortization	141	
Equity in JV Earnings / Other	(38)	
Working Capital / Other	(29)	
Cash From Operations	131	$ 200
Capital Expenditures	(159)	(200)
Free Cash Flow	(28)	$ (0)
Earn-out Payments	(37)	
Asset Sale Proceeds	50	
Offering Proceeds	226	
Stock Repurchases	(60)	
Change in cash	8	
Net Debt Repayment	$ 159	

TOWER AUTOMOTIVE

Stronger Balance Sheet


($MM)
(%)
1,500
1,250
1,000
750
500
250
0
80%
60%
40%
20%
1,288
956
872
57 %
58 %
53 %
12/00
12/01
12/02

	12/00	12/01	12/02
Total Debt / EBITDA:	**3.6x**	**3.5x**	**3.0x**
Incl. op. leases & A/R sec'n:	3.8x	3.8x	3.4x

Total Revolver Unused Capacity:	**$423MM**
Total Available Liquidity:	**$253MM**

Total Debt **Leverage % (Debt / Total Cap)**

TOWER AUTOMOTIVE

Outlook

First Quarter 2003	
Revenues	$700 - $725MM
EPS	$0.20 - $0.25

2003 - 2005	
Top Line Growth	12% - 15%
Average Annual Capex	$165 - $175MM
2003 Capex	~$200MM
Target Debt/Cap Leverage	35% - 40%